Davidson 2023 Financial Institutions Conference May 16-17, 2023 City Holding Company

Forward looking statements 2 This Annual Report on Form 10-K contains certain forward-looking statements that are included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements express only management's beliefs regarding future results or events and are subject to inherent uncertainty, risks and changes in circumstances, many of which are outside of management's control. Uncertainty, risks, changes in circumstances and other factors could cause the Company's actual results to differ materially from those projected in the forward-looking statements. Factors that could cause actual results to differ from those discussed in such forward-looking statements include, but are not limited to those set forth in the Company’s Annual Report on Form 10-K under "ITEM 1A Risk Factors" and the following: (1) general economic conditions, especially in the communities and markets in which we conduct our business; (2) ongoing uncertainties on the Company’s business, results of operations and financial condition caused by the scope of the recovery of the COVID-19 pandemic; (3) credit risk, including risk that negative credit quality trends may lead to a deterioration of asset quality, risk that our allowance for credit losses may not be sufficient to absorb actual losses in our loan portfolio, and risk from concentrations within our loan portfolio; (4) changes in the real estate market, including the value of collateral securing portions of our loan portfolio; (5) changes in the interest rate environment; (6) operational risk, including cybersecurity risk and risk of fraud, data processing system failures, and network breaches; (7) changes in technology and increased competition, including competition from non-bank financial institutions; (8) changes in consumer preferences, spending and borrowing habits, demand for our products and services, and customers' performance and creditworthiness; (9) difficulty growing loan and deposit balances; (10) our ability to effectively execute our business plan, including with respect to future acquisitions; (11) changes in regulations, laws, taxes, government policies, monetary policies and accounting policies affecting bank holding companies and their subsidiaries; (12) deterioration in the financial condition of the U.S. banking system may impact the valuations of investments the Company has made in the securities of other financial institutions; (13) regulatory enforcement actions and adverse legal actions; (14) difficulty attracting and retaining key employees; and (15) other economic, competitive, technological, operational, governmental, regulatory, and market factors affecting our operations. Forward-looking statements made herein reflect management's expectations as of the date such statements are made. Such information is provided to assist stockholders and potential investors in understanding current and anticipated financial operations of the Company and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.

• Total Assets $6.2 billion • Branches 99 • FTE 958 • Market Cap $1.3 billion • Markets: Stable, Slow growing, & less competitive • Customers Robust retail customer base • Business Lines: Retail, Commercial, Investment Management • Asset Quality: Demonstrated strong track record • Performance: Long record as a high performer • Growth: Succeeding in slow-growth markets & expanding into new markets 3 Snapshot

0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1.80% 2.00% 2016 2017 2018 2019 2020 2021 2022 2023 YTD CHCO (adjusted for M&A exp & VISA gain) $1B - $10B 4 ROA CHCO: A perennial high-performing bank Source - S&P Global MI. Peer data as of March 31, 2023.

Total Shareholder Return 1/1/06-12/31/22 CHCO vs UBSI, WSBC, TFC, AUB, HBAN, PEBO, FCF, STBA 5

Total Shareholder Return 1/1/23-5/12/23 CHCO vs UBSI, WSBC, TFC, AUB, HBAN, PEBO, FCF, STBA 6

JD Power: Highest Customer Satisfaction North Central Region, 2018, 2019, 2020 and 2022 7

Challenges and Opportunities • Challenges – Increases in deposit rates – Geographic markets are considered “loan challenged” – Deposit Customers: Already high market share in slow-growth demographic markets • Opportunities – Asset Quality – Competitor Behavior (driving customers away) – Acquisition Strategy (shareholder centric) 8

City National Deposit Markets 9 1st Branch Share & 2nd Deposit Share (14%) In Charleston MSA/Huntington MSA; $15.1 Billion Major Competitors: TFC, JPM, HBAN, UBSI 3rd Branch Share Winchester VA & WV Panhandle $8.1 Billion Major Competitors: TFC, UBSI, WFC 1st Branch Share & 29% Deposit Share $3.1 Billion Major Competitors: JPM, UBSI, TFC T2nd Branch Share & 4th Deposit Share (13%) in Staunton MSA $2.0 Billion Major Competitors: AUB, TFC Bubbles represent relative size of City’s deposits within the region. (10% of all deposits not in a “bubble”). Data: S&P Global MI as of 6/30/22.

Deposit Franchise mostly in slow-growth WV and eastern KY Key Deposit Markets Deposits West Virginia & E. Kentucky – dating to 1870 76% New Markets 24% 10

DEPOSIT FRANCHISE One key to City’s enviable success • 99 Branches Among Top 100 Banks • Average Deposits per Branch $52 MM • Average Households per Branch 2,000 • Average DDA Balance $12,170** • Average Business DDA $44,100 ** - National Average of $13,440 (based upon 2016 Federal Reserve Survey of Consumer Finance inflated 5% to estimate 2023 averages) 11

Uninsured Deposit Data (as of & for the quarter ended March 31, 2023) By Deposit Type Average Balance (in 000’s) Uninsured Percent Noninterest-Bearing Demand Deposits $1,420,676 19% Interest-Bearing Deposits Demand Deposits 1,234,981 8% Savings Deposits 1,376,317 11% Time Deposits 902,583 14% Total Deposits $4,934,557 13% Retail Deposits Noninterest-Bearing $619,889 4% Interest-Bearing 3,125,132 11% Total Retail Deposits $3,745,021 9% Commercial Deposits Noninterest-Bearing Deposits $800,787 31% Interest-Bearing Deposits 388,749 13% Total Commercial Deposits $1,189,536 23% 12 The percentages listed above represent management’s best estimate as of March 31, 2023

Internal DDA Growth Year New DDA Accounts Net Growth in DDA Accounts % Increase in DDA Accounts 2018 30,400* 4,310* 2.2% 2019 32,040 3,720 1.7% 2020 30,360 6,740 3.0% 2021 32,800 8,860 3.8% 2022 28,440 4,540 1.9% 2023 YTD 8,470* 1,640* 2.8%** * - Amounts exclude accounts added in connection with acquisitions ** - Annualized 13 Household Growth = 2.5% U.S. Population Growth: 0.6%

Market Position City’s biggest markets have strong distribution, large share, and high profitability Market Population Deposits ($mm) Deposit Share Branches Branch Share Branch Rank Charleston/Huntington /Ashland MSA 611,000 $2,342 15% 36 20% 1st Beckley/Lewisburg WV 162,000 $945 29% 16 27% 1st Winchester/ Martinsburg 397,000 $586 7% 12 12% 3rd Valley Region 160,000 $335 11% 8 16% 1st Lexington KY Region 430,000 $323 2% 6 4% 8th 14 Note: Green highlight indicates market expansion as a result of acquisitions. Source: S&P Global MI – regions modified slightly to fit City’s branch distribution

Market Demographics Newer markets have high population growth and higher incomes Market Population Projected Population Change 2020- 2025 Median Household Income Projected Change in HHLD Income 2020-2025 Charleston/Huntington/ Ashland MSA 611,000 (2.3%) $46,000 4.5% Beckley 162,000 (2.9%) $42,000 3.8% Winchester/Martinsburg 397,000 4.1% $68,000 8.6% Staunton-Waynesboro 160,000 2.6% $51,000 8.2% Lexington KY Region 430,000 3.7% $55,000 9.4% National Averages 3.3% $66,000 9.9% 15 Note: Green highlight indicates market expansion as a result of acquisitions. Source - S&P Global MI.

City’s Exceptional Retail Strength Depends on Branch Distribution Market Deposits ($mm) Deposit Share Branches Branch Share House- Hold Share Charleston, WV $1,092 16.5% 13 30.2% 40.6% Huntington, WV $587 13.7% 10 17.9% 28.3% Ashland, KY $590 21.4% 12 24.0% 41.0% Beckley, WV $466 28.8% 7 26.9% 57.3% Lewisburg, WV $377 39.2% 7 38.9% 72.2% Staunton, VA $334 11.8% 8 18.6% 12.8% Martinsburg, WV $329 11.9% 6 18.8% 23.4% 16 Data as of 6/30/22.

Market Disruptions Provide Strong Growth Opportunities • Market: St. Albans WV • In 2017, there were 4 banks with branches in this market • In 2018 one closed • In 2020 another closed $62 $72 $84 $102 $120 $102 3,723 3,898 4,068 4,262 4,436 4,926 0 1,000 2,000 3,000 4,000 5,000 6,000 $0 $20 $40 $60 $80 $100 $120 $140 2017 2018 2019 2020 2021 2022 M ill io ns City's Branch Deposit City HHLDs 17

Age Distribution of Customer Base 2022 11.3%11.7% 12.4% 15.1% 18.0% 17.4% 14.1% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% All City Customers <24 25-34 35-44 45-54 55-64 65-74 75+ 23.7% 17.3% 16.0% 14.6%14.2% 8.6% 5.7% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% New City Customers 2022 <24 25-34 35-44 45-54 55-64 65-74 75+ 18

2022 Debit Card Revenues 19 Assets Debit Card Revenues Summit $3.9 Billion $6.2 million City $6.0 Billion $27 million Stockyard $7.5 Billion $19 million Peoples $7.2 Billion $21 million Wesbanco $16.9 Billion $20 million

Overdraft Facts • Regulation E – 24% of customers have “OPTED IN”. (61% paid no overdraft fees in 2019. (They “Opt-In” as protection against the possibility of needing funds in emergencies) – 13% of new DDA customers “OPTED IN” in 2019 – More customers CHANGE by “OPTING-IN” than “OPTING-OUT” – Overdrafts occur due to: • Debit Card - 50% (20% recurring) • ATM – 8% Check – 13% • ACH – 27% – Between 2013-2021, City logged 3,471 customer complaints. Only 111 were about overdrafts of insufficient funds. 20

Overdraft Mitigation at City • Every overdraft results in a letter to the customer informing them of an overdraft or insufficient fund charge. • Quarterly letters to out to any customer experiencing more than 6 OD’s of NSF’s in the last quarter offering assistance. • City offers free automated transfers between accounts. • Every City DDA has 2 free overdrafts • City offers an interest free “Fresh Start” program to assist customers who are struggling with fees 21

City’s strong deposit franchise provides NIM strength in higher rate environments 2.50% 2.75% 3.00% 3.25% 3.50% 3.75% 4.00% 4.25% 4.50% 4.75% CHCO $1B to $10B Peer Source - S&P Global MI. Peer Data as of March 31, 202322

Net Interest Income Net Interest Income Notes 2019 $161.4 MM Fed Fund Target was 2.50% thru August 1 then dropped to 1.75 by year-end 2020 $154.6 MM Fed Fund Target started at 1.75% and plunged to 25bp in March due to Covid 2021 $155.6 MM Fed F8nd Target was 0.25% throughout 2022 $180.0 MM Fed Funds increased 425 bps 1st Qtr 2023 $53.8 MM Fed Funds jumped another 25 bps to 5.00% 2023 Analyst Est $213.6 MM Q1 Annualized would be $215.1MM 2024 Analyst Est $209.3 MM 23

Deposit Costs 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 0.00% 0.50% 1.00% 1.50% 12/31/18 Qtr 12/31/19 Qtr 12/31/20 Qtr 12/31/21 Qtr 9/30/22 Qtr 12/31/22 Qtr 3/31/2023 Qtr Interest Bearing Deposits Fed Funds 24

How City is Funded at March 31, 2023 25.0% 25.7% 17.7% 5.4% 26.2% Interest-bearing DDA's Savings deposits Time deposits Repos Noninterest bearing DDA's 25

CHCO: Variable Priced Assets • Home Equity Loans tied to Prime $187 M • Commercial Loans - Prime/LIBOR $913 M • Variable Rate Investments $ 55 M • Off-Balance Sheet Hedge $150 M • Cash held at Federal Reserve @ 3/31/2023 $226 M • Total $1.5 B Roughly 25% of assets reprice with increases in Fed Funds, LIBOR or SOFR. Commercial Loans and HE Loans generally reprice first of month following a FF rate increase 26

Loans vs. Deposits (Average Quarterly Balances) 50.0% 55.0% 60.0% 65.0% 70.0% 75.0% 80.0% 85.0% 90.0% 95.0% $- $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 12/31/18 Qtr 12/31/19 Qtr 12/31/20 Qtr 12/31/21 Qtr 9/30/22 Qtr 12/31/22 Qtr 3/31/23 Qtr Loans Deposits Loan/Deposit Ratio 27

City National Loan Markets 28 CHARLOTTE Size of Bubbles are representative of City’s loan distribution

Diversified Commercial Loan Portfolio Key Loan Markets Percent of Commercial Portfolio West Virginia & Eastern Kentucky – dating to 1870 46% Virginia/Eastern Panhandle Markets – acquired 2012/13 15% Lexington, KY – acquired 2015 18% Columbus, OH 14% Other 7% 29

Commercial Sectors Information 30 As of March 31, 2023 Commercial Sector $ (in thousands) % of Total Loans Avg DSC Avg LTV Natural Gas Extraction $25,179 0.65% 3.68 64% Natural Gas Distribution 23,711 0.61% 2.61 N/A Masonry Contractors 23,017 0.59% 1.13 84% Sheet Metal Work Manufacturing 23,491 0.60% 1.57 68% Beer & Ale Merchant Wholesalers 26,766 0.69% 3.28 N/A Gasoline Stations with Convenience Stores 53,556 1.38% 4.19 65% Lessors of Residential Buildings & Dwellings 303,311 7.79% 1.89 66% 1-4 Family 114,768 2.95% 2.97 68% Multi-Family 160,664 4.13% 1.84 66% Lessors of Nonresidential Buildings 468,836 12.05% 1.70 65% Office Buildings 44,926 1.15% 1.64 64% Lessors of Mini-Warehouses & Self-Storage Units 44,510 1.15% 1.62 62% Assisted Living Facilities 28,944 0.74% 1.38 57% Hotels & Motels 335,086 8.61% 1.43 52% (in thousands) Average Balance Median Balance Commercial Loans $453 $92 Commercial Real Estate Loans 498 119

Provision • Provision/Recoveries – 2020 $10.7 million Provision – 2021 $3.2 million RECOVERY – 2022 $0.4 million Provision – 2023 YTD $2.9 million Provision ($2.0 million related to Citizens acquisition 31

Asset Quality: At Historic Highs • Non-Performing Assets (17bp) – – Lowest in 20+ years • Past-Due Loans (15bp) – Lowest in 20+ years • OREO ($0.8MM) – Lowest in 15+ years • Net Consumer Loan Charge-offs – Lowest in 15+ years Average Provision Expense 2005-2022 20bp 32

Net Charge-off Details: 2012-2022 ($2,000) ($1,000) $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 $8,000 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 YTD Commercial Retail NSF related Average Net Charge-Offs/Year: Commercial $1.8 M 43% Retail $1.5 M 37% NSF $0.8 M 20% Total $4.1 M 33

Cash Dividends/Share Declared & Dividend Payout Ratio 0% 10% 20% 30% 40% 50% 60% 70% $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 Di vi de nd P ay ou t R at io Ca sh D iv id en ds /S ha re D ec la re d Dividends/Share Dividend Payout Ratio 34 Capital Management: A Long-term Core Competency

Share Activity: City’s strong capital and high profitability have allowed aggressive share repurchases $69.78 $74.54 $63.68 $77.20 $81.50 $92.10 290,491 260,674 572,917 760,033 324,513 218,249 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 $0 $10 $20 $30 $40 $50 $60 $70 20 18 20 19 20 20 20 21 20 22 20 23 Y TD M ill io ns Repurchase $ Shares Repurchased 35

Acquisition Strategy: Buy banks that make shareholders richer, not the CEO. 36 City’s exceptional performance is due to: • HAVING A deep and profitable retail banking franchise • NOT unnecessarily DILUTING that franchise • Remaining a community bank focused on: • Exceptional customer service (proven, not merely said!) • Community Engagement • Maintaining a solid internal culture

Acquisition territory: 37 Small Community Banks will struggle with lower net interest income, asset quality challenges, lack of scale, and limited liquidity for their stock. Underperforming small banks may be interested in joining a stronger partner rather than to continue to perform poorly. City is well positioned to acquire select franchises.

Acquisition of Citizens Commerce Bancshares, Inc. Transaction Rationale & Highlights 1) Based on mean consensus analyst estimates for 2023 Franchise Strengthening Strategic Combination Financially Compelling Low Risk Transaction • Strategic acquisition of Kentucky-based community bank • Natural extension of branch network in the Lexington, Kentucky MSA • Combined Central Kentucky Branches - 12 • Consistent with CHCO’s track record of selectively combining with well-positioned banks in attractive markets (Poage 2018, Farmers 2018) • Opportunity for CHCO to build on Citizens’ strong stand-alone financial performance by offering a more expansive product set to its customer base • Added approximately $0.3B to total assets; total deposits of $0.3B, and net loans of $0.25B • Expected to be marginally accretive to CHCO’s 2023 earnings per share¹ • Approximately 0.9% dilutive to tangible book value with an expected earnback period of less than a year • All-stock transaction utilized CHCO’s currency and maintains strong capital ratio and balance sheet capacity for future organic and acquisition-based growth • Familiar and well established market, shared customer bases • Comprehensive and thorough due diligence completed from CHCO management • M&A experience from recent transactions leveraged throughout diligence process • Culturally aligned • Integration and transaction closing both completed on March 10, 2023

Pro Forma Branch Footprint Source - S&P Global MI. CHCO Branches (94) CCVS Branches (5) 1-mile 20% 5-mile 40% 10-mile 80% Proximity of CCVS Branches to CHCO Branches:

Bottom Line: CHCO is a Simple Model Incredible Core Banking Franchise Well Managed (Expenses, Asset Quality, Etc.) Disciplined Growth Strategy focused on shareholders, customers and community service Highly Profitable Allows Strong Dividends & Accretive Share Repurchases 40

Why is CHCO Highly Valued? • Proven Conservative Lender • Exceptionally Strong Retail Franchise • Acquisitions are Accretive and Strategic • Profits are Strong and Stable – In low interest rate environments, fee income and efficiency matter: City is exceptional at both 41

CHCO represents excellent value and stability • Pricing Metrics*: – Price to Book 201% – Price to Tangible Book 269% – Price to 2023 Projected Earnings** 11.9x • Dividend Yield 3.00% • Div Payout Ratio** 36% • Tangible Capital/Tangible Assets *** 8.1% • Institutional Ownership 71% • Average Daily Volume $8.2mil * Based on Price of $85.82 (5/10/2023) ** Based on average of 6 analysts covering CHCO estimate of $7.22 for 2023 (as of 5/10/2023) *** March 31, 2023 42

• Questions? 43